Royalties receivable	12 Months Ended
Dec. 31, 2020
Royalties receivable
Royalties receivable

11.Royalties receivable

	December 31,	December 31,
	2020	2019
	$	$
Opening balance	—	—
Royalties recognized during the year	1,600,000	—
Discounting	(390,000)	—
Amounts received during the year	(150,000)	—
Balance at end of the year	1,060,000	—

The company sold intellectual property to HPQ Silicon Resources Inc. in 2016 (“HPQ 2016 contract”) and its wholly owned subsidiary, HPQ Nano Silicon Powders Inc. in 2020 (“HPQ Nano contract”). The terms of those sales contracts include, in addition to the purchase price amounts already received of $1,000,000 in 2016 and $2,400,000 in 2020 respectively, the following variable consideration in the form of royalty payments:

HPQ 2016 contract:

Royalties are 10% of net sales, with minimum payments of $200,000 in 2021 and $250,000 in 2022 and every year thereafter. Payment is due no later than 30 days after the year end of HPQ Silicon Resources Inc. An amount of $150,000 has been received in 2020 under this agreement.

HPQ Nano contract:

Royalties are 10% of net sales, with minimum payments of $50,000 in 2021, $100,000 in 2022, $150,000 in 2023, and $200,000 in 2024 and every year thereafter. Payments are due no later than10 days after the year end of HPQ Nano Silicon Powders Inc.

During the year, the Company recognized $1,100,000 and $500,000 for the HPQ 2016 and HPQ Nano contracts, respectively, of royalties receivable, which amounts have been discounted using a 12.5% rate. See note 5.